UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 3, 2005

AGILE SOFTWARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27071	77-0397905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6373 San Ignacio Avenue

San Jose, California 95119-1200

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(408) 284-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 3, 2005, Agile Software Corporation announced that, through wholly owned subsidiaries, it has completed the acquisition of substantially all of the assets and assumption of liabilities of Cimmetry Systems, Inc. a privately held company in the Province of Quebec, Canada, excluding certain assets not related to Cimmetry System’s software business. Cimmetry Systems is a leading provider of visualization and collaboration solutions for the A/E/C, Engineering, Manufacturing and Electronics markets.

Under the terms of the acquisition, Agile Software will pay approximately $41.5 million in cash subject to an adjustment based upon the closing balance sheet to acquire substantially all of the assets used in Cimmetry System’s software business. Agile Software will fund the consideration from its current investments. Prior to the acquisition, Agile Software integrated software into its products licensed from Cimmetry System.

A copy of the press release announcing the acquisition is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition

On February 3, 2005, Agile Software Corporation (the “Company”) announced preliminary financial results for its third fiscal quarter ended January 31, 2005.

A copy of the press release announcing the preliminary financial results is attached hereto as Exhibit 99.2 and incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 3, 2005 announcing the completion of the acquisition by Agile Software Corporation of certain assets of the software business from Cimmetry Systems, Inc.

99.2	Press Release dated February 3, 2005 announcing preliminary results for Agile Software Corporation for the quarter ended January 31, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2005	AGILE SOFTWARE CORPORATION

	By:	/s/ Carolyn V. Aver
Carolyn V. Aver,
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 3, 2005 announcing the completion of the acquisition by Agile Software Corporation of certain assets of the software business from Cimmetry Systems, Inc.
99.2	Press Release dated February 3, 2005 announcing preliminary results for Agile Software Corporation for the quarter ended January 31, 2005.